UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2008
SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 N.W. Expressway, Suite 1600 Oklahoma City, Oklahoma	73118
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 753-5500
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release Announcing 2008 First Quarter Financial and Operational Results
Press Release Announcing Conversion of Series A Convertible Preferred Stock

Item 2.02 — Results of Operations and Financial Condition
On May 8, 2008, SandRidge Energy, Inc. issued a press release announcing 2008 first quarter financial and operational results. The press release is attached as Exhibit 99.1.
Item 8.01 — Other Events
On May 7, 2008, SandRidge issued a press release announcing the conversion of its Series A Convertible Preferred Stock. The press release is attached as Exhibit 99.2.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description

99.1	Press release issued May 8, 2008 announcing 2008 first quarter financial and operational results

99.2	Press release issued May 7, 2008 announcing conversion of Series A Convertible Preferred Stock

2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)
By:	/s/ Dirk M. Van Doren
Dirk M. Van Doren
Executive Vice President and Chief Financial Officer

Date: May 8, 2008

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued May 8, 2008 announcing 2008 first quarter financial and operational results

99.2	Press release issued May 7, 2008 announcing conversion of Series A Convertible Preferred Stock

4